UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2006

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 North Grant Street Denver, Colorado

80241

(Address of Principal Executive Offices)

(Zip Code)

(303) 452-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events

As previously disclosed, Fischer Imaging Corporation (“Fischer”) received in October 2005 a request from the Federal Trade Commission (“FTC”) asking that Fischer voluntarily produce certain information and material to the FTC in connection with the transaction between Fischer and Hologic, Inc. that closed on September 29, 2005 (the “Transaction”).  On January 31, 2006, Fischer received additional information requests from the FTC in the form of a Subpoena Duces Tecum and Civil Investigative Demand as part of this ongoing investigation.  The FTC’s requests, which do not allege any wrongdoing, are part of a nonpublic investigation to determine whether the Transaction may be anticompetitive and a violation of Sections 7 or 7A of the Clayton Act or Section 5 of the Federal Trade Commission Act.  Fischer is in the process of responding to the FTC requests and cannot predict the outcome of the investigation or its effect, if any, on Fischer’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date: February 6, 2006	By:	/s/ Steven Durnil
Steven Durnil
President and CEO